Exhibit 99.2

July 30, 2008 Second Quarter Results ( )

07/30/2008 2 Forward Looking Statements This conference call may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. “Forward-looking statements” consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the “Risk Factors” described in Rockwood’s Form 10-K filing with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

07/30/2008 3 Where to Find Materials/Archives A replay of the conference call will be available through August 13, 2008 at (800) 475-6701 in the U.S., access code: 930532, and internationally at (320) 365-3844, access code: 930532. The webcast and the materials will also be archived on our website at www.rocksp.com and are accessible by clicking on “Company News.”

07/30/2008 4 Agenda Yr 2008 Second Quarter and First Half Results Financial Summary Summary Appendices Note: All ’07 data, other than as noted, for continuing operations only.

07/30/2008 5 Yr 2008 Second Quarter and First Half Results

07/30/2008 6 Second Quarter Highlights Solid second quarter performance. Achieved net sales growth of 17.8% including 2.6% price increase; Adjusted EBITDA was $178.3M, up 11.1% vs. second quarter ‘07. On a constant currency basis, net sales growth was 8.4% and Adjusted EBITDA growth was 1.2% vs. second quarter ‘07. Adjusted EBITDA increase primarily driven by strong performance in Specialty Chemicals and Advanced Ceramics. Slowdown in construction-related businesses in the US and parts of Europe negatively impacted results in Performance Additives. Increased competition due to unfavorable currency rates negatively affected volumes and selling prices in Titanium Dioxide Pigments. Adjusted EBITDA margin decreased to 18.9% due to unfavorable performance in Performance Additives and Titanium Dioxide Pigments. Net debt to LTM Adjusted EBITDA ratio of 3.47x. Rockwood entered into agreement with Kemira Oyj to form a joint venture focusing on specialty titanium dioxide pigments. In July 2008, Rockwood entered into agreements to acquire Nalco’s Surface Treatment business and Holliday Pigments, a leading producer of ultramarine blue pigments.

07/30/2008 7 First Half Highlights Solid first half performance. Achieved net sales growth of 16.1% including 2.6% price increase; Adjusted EBITDA was $346.7M, up 12.7% vs. first half ‘07. On a constant currency basis, net sales growth was 7.0% and Adjusted EBITDA growth was 2.8% vs. first half ‘07. Adjusted EBITDA increase primarily driven by strong performance in Specialty Chemicals and Advanced Ceramics. Slowdown in construction-related businesses in the US and parts of Europe negatively impacted results in Performance Additives. Increased competition due to unfavorable currency rates negatively affected volumes and selling prices in Titanium Dioxide Pigments. Adjusted EBITDA margin decreased to 19.3% due to unfavorable performance in Performance Additives and Titanium Dioxide Pigments.

07/30/2008 8 Yr 2008 Second Quarter and First Half Summary Second Quarter First Half % Change % Change ($M) , except EPS Yr 2008 Yr 2007 Total Constant Currency (b ) Yr 2008 Yr 2007 Total Constant Currency (b) Net Sales 945.5 802.7 17.8% 8.4% 1,799.5 1,550.4 16.1% 7.0% Adjusted EBITDA (a) 178.3 160.5 11.1% 1.2% 346.7 307.5 12.7% 2.8% Adj. EBITDA Margin 18.9% 20.0% (1.1) ppt 19.3% 19.8% (0.5) ppt Net Income - as reported 78.0 24.2 222.3% 105.7 49.2 114.8% EPS (Diluted) - as reported (c) 1.01 0.32 219.6% 1.38 0.65 112.8% Net Income - as adjusted (d) 52.3 35.3 48.2% 96.7 62.9 53.7% EPS (Diluted) - as adjusted (c) (d) 0.68 0.46 46.9% 1.26 0.83 52.3% (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. (c) (d) A reconciliation of Net Income / EPS as reported to Net Income / EPS as adjusted is provided. See Appendices. For the second quarter, Yr 2008 based on share count of 77,019; Yr 2007 based on share count of 76,371. For the first half, Yr 2008 based on share count of 76,870; Yr 2007 based on share count of 76,150.

07/30/2008 9 Net Sales Growth Second Quarter First Half ($M) Net Sales % Change ($M) Net Sales % Change Yr 2008 Qtr 2 945.5 First Half 2008 1,799.5 Yr 2007 Qtr 2 802.7 First Half 2007 1,550.4 Change 142.8 17.8% Change 249.1 16.1% Due to (Approx.): Due to (Approx.): Pricing 21.1 2.6% Pricing 39.6 2.6% Currency 75.2 9.4% Currency 140.7 9.1% Volume/Mix 1 46.5 5.8% Volume/Mix 1 68.8 4.4% 1 Volume growth driven by bolt-on-acquisitions

07/30/2008 10 Results By Segment – Second Quarter @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Q2 2008 Q2 2007 Total Constant Currency (b) Q2 2008 % Sales Q2 2007 % Sales Total Constant Currenc y (b) Specialty Chemicals 335.5 270.9 23.8% 12.3% 82.1 24.5% 66.3 24.5% 23.8% 14.2% Performance Additives 254.7 216.2 17.8% 15.3% 39.1 15.4% 45.5 21.0% (14.1%) (16.7%) Titanium Dioxide Pigments 134.2 123.3 8.8% (6.2%) 15.4 11.5% 21.0 17.0% (26.7%) (36.7%) Advanced Ceramics 145.3 118.6 22.5% 6.8% 44.9 30.9% 32.7 27.6% 37.3% 17.7% Specialty Compounds 73.2 70.8 3.4% 2.1% 10.1 13.8% 9.5 13.4% 6.3% 4.2% Corporate and Other 2.6 2.9 (10.3%) (24.1%) (13.3) (14.5) 8.3% 11.0% Total Rockwood $945.5 $802.7 17.8% 8.4% $178.3 18.9% $160.5 20.0% 11.1% 1.2% (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices.

07/30/2008 11 Results By Segment – First Half @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) YTD 2008 YTD 2007 Total Constant Currency (b) YTD 2008 % Sales YTD 2007 % Sales Total Constant Currency (b) Specialty Chemicals 647.2 538.8 20.1% 9.2% 162.6 25.1% 134.6 25.0% 20.8% 11.6% Performance Additives 466.3 401.0 16.3% 13.7% 70.3 15.1% 78.1 19.5% (10.0%) (12.5%) Titanium Dioxide Pigments 260.0 239.4 8.6% (5.7%) 39.3 15.1% 43.4 18.1% (9.4%) (21.2%) Advanced Ceramics 278.5 224.1 24.3% 9.0% 83.4 29.9% 61.5 27.4% 35.6% 17.2% Specialty Compounds 142.2 140.4 1.3% (0.4%) 18.8 13.2% 17.6 12.5% 6.8% 4.5% Corporate and Other 5.3 6.7 (20.9%) (31.3%) (27.7) (27.7) 0.0% 2.5% Total Rockwood $1,799.5 $1,550.4 16.1% 7.0% $346.7 19.3% $307.5 19.8% 12.7% 2.8% (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices.

07/30/2008 12 Specialty Chemicals Fine Chemicals improvement driven by strong pricing and volumes of lithium products. Surface Treatment favorably impacted by: - increased volumes, particularly in European automotive, aerospace and general industrial applications - higher selling prices - a bolt-on-acquisition made in December 2007. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2008 Yr 2007 Total Constant Currency (b ) Yr 2008 Yr 2007 Total Constant Currency (b) Second Quarter 335.5 270.9 23.8% 12.3% 82.1 66.3 23.8% 14.2% Adj. EBITDA Margin 24.5% 24.5% 0.0 ppt First Half 647.2 538.8 20.1% 9.2% 162.6 134.6 20.8% 11.6% Adj. EBITDA Margin 25.1% 25.0% 0.1 ppt

Performance Additives

@ Actual Rates	Net Sales				Adj. EBITDA [a]			
			% Change				% Change	
($M)	Yr 2008	Yr 2007	Total	Constant Currency [b]	Yr 2008	Yr 2007	Total	Constant Currency [b]
Second Quarter	254.7	216.2	17.8%	15.3%	39.1	45.5	(14.1%)	(16.7%)
Adj. EBITDA Margin					15.4%	21.0%	(5.6) ppt	
First Half	466.3	401.0	16.3%	13.7%	70.3	78.1	(10.0%)	(12.5%)
Adj. EBITDA Margin					15.1%	19.5%	(4.4) ppt	

- Net Sales growth primarily from the acquisition of the global color pigments business of Elementis plc, while Adjusted EBITDA declined mainly as a result of lower volumes of construction-related products.
  - Color Pigments acquisition of Elementis had a favorable impact on net sales and Adjusted EBITDA.
  - Color Pigments and Timber Treatment were negatively impacted by lower volumes in the construction related business primarily in North America.
  - Higher raw material costs, primarily for iron-oxide, cobalt and quaternary amine, had a negative impact on Adjusted EBITDA.
  - Increased selling prices in the Color Pigments and Clay-based Additives businesses favorably impacted results.

(a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.

(b) Based on constant currencies. See Appendices.

07/30/2008

ROCKWOOD HOLDINGS, INC. 13

07/30/2008 14 Titanium Dioxide Pigments Increased competition due to unfavorable currency rates negatively affected volumes and selling prices for titanium dioxide products, primarily commodity grade. Higher energy costs, primarily for natural gas, had a negative impact on Adjusted EBITDA. Rockwood entered into agreement with Kemira Oyj to form a joint venture focusing on specialty titanium dioxide pigments. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2008 Yr 2007 Total Constant Currency (b) Yr 2008 Yr 2007 Total Constant Currency (b) Second Quarter 134.2 123.3 8.8% (6.2%) 15.4 21.0 (26.7%) (36.7%) Adj. EBITDA Margin 11.5% 17.0% (5.5) ppt First Half 260.0 239.4 8.6% (5.7%) 39.3 43.4 (9.4%) (21.2%) Adj. EBITDA Margin 15.1% 18.1% (3.0) ppt

07/30/2008 15 Advanced Ceramics Strong performance driven by increased volumes of medical products, as well as cutting tool applications. Continued improvements in productivity helped boost margins. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2008 Yr 2007 Total Constant Currency (b) Yr 2008 Yr 2007 Total Constant Currency (b) Second Quarter 145.3 118.6 22.5% 6.8% 44.9 32.7 37.3% 17.7% Adj. EBITDA Margin 30.9% 27.6% 3.3 ppt First Half 278.5 224.1 24.3% 9.0% 83.4 61.5 35.6% 17.2% Adj. EBITDA Margin 29.9% 27.4% 2.5 ppt

07/30/2008 16 Specialty Compounds Increase in Net Sales and Adjusted EBITDA mainly driven by higher selling prices. Proactive restructuring measures and the closure of a U.K. facility helped improve margins. Higher raw material costs, primarily for polyvinyl chloride resin, and lower volumes in wire and cable applications had a negative impact on Adjusted EBITDA. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2008 Yr 2007 Total Constant Currency (b) Yr 2008 Yr 2007 Total Constant Currency (b) Second Quarter 73.2 70.8 3.4% 2.1% 10.1 9.5 6.3% 4.2% Adj. EBITDA Margin 13.8% 13.4% 0.4 ppt First Half 142.2 140.4 1.3% (0.4%) 18.8 17.6 6.8% 4.5% Adj. EBITDA Margin 13.2% 12.5% 0.7 ppt

07/30/2008 17 Financial Summary

07/30/2008 18 Yr 2008 Second Quarter and First Half Summary Second Quarter First Half % Change % Change ($M) , except EPS Yr 2008 Yr 2007 Total Constant Currency (b ) Yr 2008 Yr 2007 Total Constant Currency (b) Net Sales 945.5 802.7 17.8% 8.4% 1,799.5 1,550.4 16.1% 7.0% Adjusted EBITDA (a) 178.3 160.5 11.1% 1.2% 346.7 307.5 12.7% 2.8% Adj. EBITDA Margin 18.9% 20.0% (1.1) ppt 19.3% 19.8% (0.5) ppt Net Income - as reported 78.0 24.2 222.3% 105.7 49.2 114.8% EPS (Diluted) - as reported (c) 1.01 0.32 219.6% 1.38 0.65 112.8% Net Income - as adjusted (d) 52.3 35.3 48.2% 96.7 62.9 53.7% EPS (Diluted) - as adjusted (c) (d) 0.68 0.46 46.9% 1.26 0.83 52.3% (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. (c) (d) A reconciliation of Net Income / EPS as reported to Net Income / EPS as adjusted is provided. See Appendices. For the second quarter, Yr 2008 based on share count of 77,019; Yr 2007 based on share count of 76,371. For the first half, Yr 2008 based on share count of 76,870; Yr 2007 based on share count of 76,150.

07/30/2008 19 Results By Segment – Second Quarter @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Q2 2008 Q2 2007 Total Constant Currency (b) Q2 2008 % Sales Q2 2007 % Sales Total Constant Currency (b) Specialty Chemicals 335.5 270.9 23.8% 12.3% 82.1 24.5% 66.3 24.5% 23.8% 14.2% Performance Additives 254.7 216.2 17.8% 15.3% 39.1 15.4% 45.5 21.0% (14.1%) (16.7%) Titanium Dioxide Pigments 134.2 123.3 8.8% (6.2%) 15.4 11.5% 21.0 17.0% (26.7%) (36.7%) Advanced Ceramics 145.3 118.6 22.5% 6.8% 44.9 30.9% 32.7 27.6% 37.3% 17.7% Specialty Compounds 73.2 70.8 3.4% 2.1% 10.1 13.8% 9.5 13.4% 6.3% 4.2% Corporate and Other 2.6 2.9 (10.3%) (24.1%) (13.3) (14.5) 8.3% 11.0% Total Rockwood $945.5 $802.7 17.8% 8.4% $178.3 18.9% $160.5 20.0% 11.1% 1.2% (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices.

07/30/2008 20 Results By Segment – First Half @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) YTD 2008 YTD 2007 Total Constant Currency (b) YTD 2008 % Sales YTD 2007 % Sales Total Constant Currency (b) Specialty Chemicals 647.2 538.8 20.1% 9.2% 162.6 25.1% 134.6 25.0% 20.8% 11.6% Performance Additives 466.3 401.0 16.3% 13.7% 70.3 15.1% 78.1 19.5% (10.0%) (12.5%) Titanium Dioxide Pigments 260.0 239.4 8.6% (5.7%) 39.3 15.1% 43.4 18.1% (9.4%) (21.2%) Advanced Ceramics 278.5 224.1 24.3% 9.0% 83.4 29.9% 61.5 27.4% 35.6% 17.2% Specialty Compounds 142.2 140.4 1.3% (0.4%) 18.8 13.2% 17.6 12.5% 6.8% 4.5% Corporate and Other 5.3 6.7 (20.9%) (31.3%) (27.7) (27.7) 0.0% 2.5% Total Rockwood $1,799.5 $1,550.4 16.1% 7.0% $346.7 19.3% $307.5 19.8% 12.7% 2.8% (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices.

07/30/2008 21 Income Statement - Reported Groupe Novasep / Electronics ($M) Second Quarter First Half Yr 2008 Yr 2007 Yr 2008 Yr 2007 Net Sales 945.5 802.7 1,799.5 1,550.4 Gross Profit 289.5 260.6 564.4 504.7 Gross Profit % 30.6% 32.5% 31.4% 32.6% Operating Income 108.1 106.4 212.0 204.1 Operating Income % 11.4% 13.3% 11.8% 13.2% Interest Expense 1 (9.7) (47.0) (83.4) (101.7) Interest Income 1.4 3.6 3.6 8.4 Foreign Exchange (Loss) Gain 2 (0.8) 3.4 14.3 3.5 Loss on early extinguishment of debt - (19.1) - (19.1) Other 0.1 0.1 0.5 (0.9) Income - Cont. Ops. before Taxes and Min. Interest $99.1 $47.4 $147.0 $94.3 Income Tax Provision 21.1 20.9 40.7 41.7 Net Income - Cont. Op. before Minority Interest $78.0 $26.5 $106.3 $52.6 Minority Interest in Continuing operations - (2.3) (0.6) (3.4) Net Income - Continuing Operations $78.0 $24.2 $105.7 $49.2 Discontinued Operations, net of tax - 3.8 - 124.1 Net Income - Reported $78.0 $28.0 $105.7 $173.3 1 Interest Expense includes: Interest Expense on debt (41.3) (45.5) (81.9) (95.0) Mark-to market gains (losses) on interest rate swaps 34.0 0.8 3.2 (2.0) Deferred financing costs (2.4) (2.3) (4.7) (4.7) Total (9.7) (47.0) (83.4) (101.7) 2 Impact related to non-operating euro-denominated transactions

07/30/2008 22 Tax Rate Reconciliation ($M) Income from cont. ops. before taxes and min. interest Income tax provision Income from cont. ops. before taxes and min. interest Income tax provision Income from cont. ops. before taxes and min. interest / Income tax provision - as reported $99.1 $21.1 $147.0 $40.7 Tax Rate % 21% 28% Mark-to-Market of Swap Loss (Gain) 1 (34.0) 0.1 (3.2) 0.8 FX Loss (Gain) on financing activities 2 0.8 (2.3) (14.3) (2.0) All Other 6.4 1.1 8.6 1.3 Income from cont. ops. before taxes and min. interest / Income tax provision - as adjusted $72.3 $20.0 $138.1 $40.8 Tax Rate % 28% 30% 1 MTM Gains/Losses in the US are not tax effected because of valuation allowances. 2 Tax provision on FX Gain/Loss is impacted by a permanent difference in a UK subsidiary. Second Quarter 2008 First Half 2008

07/30/2008 23 Reconciliation of Net Income to Adjusted EBITDA ($M) 2008 2007 2008 2007 Net income 78.0 28.0 105.7 173.3 Discontinued operations, net of tax - (3.8) - (124.1) Net income from continuing operations 78.0 24.2 105.7 49.2 Income tax provision 21.1 20.9 40.7 41.7 Minority interest in continuing operations - 2.3 0.6 3.4 Income from continuing operations before taxes and minority interest 99.1 47.4 147.0 94.3 Interest expense, net 8.3 43.4 79.8 93.3 Depreciation and amortization 63.8 51.2 125.6 100.5 Sub-Total 171.2 142.0 352.4 288.1 Loss on early extinguishment of debt - 19.1 - 19.1 Foreign exchange loss (gain), net 0.8 (3.4) (14.3) (3.5) Systems/organization establishment expenses 2.2 0.3 3.4 1.2 Restructuring charges, net 1.5 2.0 2.3 6.0 Loss (Gain) on sale of assets and other 0.8 (0.4) 0.9 (5.2) All Other 1.8 0.9 2.0 1.8 Adjusted EBITDA 178.3 160.5 346.7 307.5 First Half Second Quarter

07/30/2008 24 Earnings Per Share Net Income ($M) Diluted EPS 1 Net Income ($M) Diluted EPS 1 Net Income / EPS - as reported $78.0 $1.01 $105.7 $1.38 Non-recurring items (net of tax): Mark-to-market of Swap (Gain) (34.1) (0.44) (4.0) (0.05) FX Loss (Gain) on financing activities 3.1 0.04 (12.3) (0.16) Systems organization/establishment expenses 1.9 0.02 2.9 0.04 Restructuring 1.1 0.02 1.8 0.02 Loss on sale of assets and other 0.6 0.01 0.7 0.01 All other 1.7 0.02 1.9 0.02 Net Income / EPS - as adjusted $52.3 $0.68 $96.7 $1.26 1 Based on the share count of 77,019 for the second quarter 2008 and 76,870 for the first half 2008. First Half 2008 Second Quarter 2008

07/30/2008 25 Consolidated Net Debt (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. LTM Adj. EBITDA including bolt-on-acquisitions on a proforma basis. (b) Covenant ratio calculated under senior credit agreement for Rockwood Specialties Group, Inc is 3.75x, which specifies maximum level of cash at $100M and converts Euro denominated debt at average Euro-rate during LTM period. (c) Increase in Net Debt compared to 12/31/2007 was due to fx-rates. ($M) 12/31/2007 Leverage 03/31/2008 Leverage 06/30/2008 Leverage Balance Sheet FX-Rate 1.46 1.58 1.58 LTM Adj EBITDA (a) $626.5 $645.4 $663.1 Cash (350.1) -0.56 x (298.1) -0.46 x (341.5) -0.52 x Revolver - 0 x - 0 x - 0 x Term Loans 1,736.6 2.77 x 1,752.2 2.71 x 1,750.8 2.64 x Assumed Debt 97.7 0.16 x 100.0 0.15 x 97.8 0.15 x Net Sr. Debt $1,484.2 2.36 x $1,554.1 2.40 x $1,507.1 2.27 x Sr. Sub.Notes 2014 747.1 1.19 x 792.0 1.23 x 790.8 1.19 x Net Debt (b) (c) $2,231.3 3.56 x $2,346.1 3.63 x $2,297.9 3.47 x

07/30/2008 26 3,0 3,5 4,0 4,5 5,0 5,5 6,0 6,5 7,0 31-Dec-03 31-Mar -04 3 0-Jun-04 30-Sep-04 31-Dec-04 31-Mar-05 30-Jun-05 30-Sep-05 31-Dec-05 31-Mar -06 30-Jun-06 30-Sep-06 31-Dec-06 31-Mar -07 30-Jun-07 30-Sep -07 31-Dec-07 31-Mar -08 30-Jun-08 Net Debt / LTM Adjusted EBITDA Note: LTM Adj. EBITDA including bolt-on-acquisitions on a proforma basis.

07/30/2008 27 Free Cash Flow ($M) Second Quarter 2008 First Half 2008 Adjusted EBITDA $178.3 $346.7 WC Change (a) (30.3) (119.9) Cash Taxes (b) (11.7) (24.0) Cash Interest (c) (39.9) (78.3) Cash From Operating Activities $96.4 $124.5 CAPEX (d) (48.2) (103.7) Free Cash Flow $48.2 $20.8 (a) Includes changes in accounts receivable, inventories, prepaid expenses, accounts payable, income tax payable and accrued expenses. All figures net of the effect of foreign currency translation and impact of acquisitions and divestitures. (b) Equals tax provision minus deferred income tax. (c) Interest expense, net minus deferred financing costs and MTM of Swaps. (d) CAPEX net of proceeds on sale of property, plant and equipment.

07/30/2008 28 Estimated 2008 Metrics ($M) FY 2008 Estimate Feb Qtr 1 ‘08 Actual Qtr 2 ‘08 Actual Second Half ‘08 Estimate FY 2008 Estimate Total D&A 248 62 64 135 261 Total Interest Expense (ex MTM) 160 41 42 87 170 Minority Interest 7 1 0 1 1 Tax Rate (as adjusted) 40% 31% 28% 36% 33% Share Count 77,000 76,609 77,019 77,125 76,970

07/30/2008 29 Summary

07/30/2008 30 Moving Forward Focus portfolio. Focus on organic growth. • +5% per year Bolt on acquisitions. • +3% sales growth per year Continue to improve productivity. • +3% per year Improve financial ratios. • Debt to Adjusted EBITDA of 3.5x • Adjusted EBITDA margin of +19% • EPS growth of +15%

07/30/2008 31 Appendices

07/30/2008 32 Reconciliation of Net Income to Adjusted EBITDA Groupe Novasep / Electronics ($M) 2008 2007 2008 2007 Net income 78.0 28.0 105.7 173.3 Income from discontinued operations, net of tax - (3.8) - (8.5) Gain on sale of discontinued operations, net of tax - - - (115.7) Minority interest in discontinued operations - - - 0.1 Net income from continuing operations 78.0 24.2 105.7 49.2 Income tax provision 21.1 20.9 40.7 41.7 Minority interest in continuing operations - 2.3 0.6 3.4 Income from continuing operations before taxes and minority interest 99.1 47.4 147.0 94.3 Interest expense 9.7 47.0 83.4 101.7 Interest income (1.4) (3.6) (3.6) (8.4) Depreciation and amortization 63.8 51.2 125.6 100.5 Restructuring charges, net 1.5 2.0 2.3 6.0 Systems/organization establishment expenses 2.2 0.3 3.4 1.2 Cancelled acquisition and disposal costs 0.7 0.7 0.7 0.8 Inventory write-up reversal 0.1 0.1 0.5 0.1 Loss on early extinguishment of debt - 19.1 - 19.1 Refinancing expenses - - - 0.9 Loss (Gain) on sale of assets and other 0.8 (0.4) 0.9 (5.2) Foreign exchange loss (gain), net 0.8 (3.4) (14.3) (3.5) Other 1.0 0.1 0.8 - Adjusted EBITDA $178.3 $160.5 $346.7 $307.5 First Half Second Quarter

Reconciliation of Pre-Tax Income to Adjusted EBITDA - Second Quarter

($M) Second Quarter 2008	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and Others	Consolidated
Income (loss) before taxes and minority interest	**51.5**	**11.6**	**(7.8)**	**24.1**	**4.7**	**15.0**	**99.1**
Interest expense	13.6	8.1	9.0	9.2	2.3	(32.5)	9.7
Interest income	(1.2)	0.1	-	(0.1)	(0.1)	(0.1)	(1.4)
Depreciation and amortization	17.1	16.7	13.4	11.9	2.8	1.9	63.8
Restructuring charges, net	0.2	1.0	-	0.3	-	-	1.5
Systems/organization establishment expenses	0.5	1.5	-	0.1	0.1	-	2.2
Cancelled acquisition and disposal costs	-	-	-	-	0.3	0.4	0.7
Inventory write-up reversal	0.1	-	-	-	-	-	0.1
Loss (Gain) on sale of assets and other	-	-	0.8	-	-	-	0.8
Foreign exchange loss (gain), net	0.3	(0.2)	-	(0.6)	-	1.3	0.8
Other	-	0.3	-	-	-	0.7	1.0
Adjusted EBITDA	**$82.1**	**$39.1**	**$15.4**	**$44.9**	**$10.1**	**$(13.3)**	**$178.3**

Second Quarter 2007	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and Others	Consolidated
Income (loss) before taxes and minority interest	**43.9**	**27.8**	**1.9**	**13.1**	**3.0**	**(42.3)**	**47.4**
Interest expense	9.6	2.9	8.0	8.7	2.3	15.5	47.0
Interest income	(0.9)	(0.3)	(0.1)	(0.2)	-	(2.1)	(3.6)
Depreciation and amortization	13.6	12.9	10.5	10.1	2.8	1.3	51.2
Restructuring charges, net	0.3	0.3	-	0.6	-	0.8	2.0
Systems/organization establishment expenses	(0.4)	-	-	0.4	0.3	-	0.3
Cancelled acquisition and disposal costs	0.1	-	0.7	-	-	(0.1)	0.7
Inventory write-up reversal	-	-	-	0.1	-	-	0.1
Loss on early extinguishment of debt	-	1.9	-	-	1.1	16.1	19.1
Loss (Gain) on sale of assets and other	-	-	-	-	-	(0.4)	(0.4)
Foreign exchange loss (gain), net	0.1	(0.1)	-	(0.1)	-	(3.3)	(3.4)
Other	-	0.1	-	-	-	-	0.1
Adjusted EBITDA	**$66.3**	**$45.5**	**$21.0**	**$32.7**	**$9.5**	**$(14.5)**	**$160.5**

07/30/2008

ROCKWOOD HOLDINGS, INC. 33

Reconciliation of Pre-Tax Income to Adjusted EBITDA - First Half

($M)

First Half 2008	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and Others	Consolidated
Income (loss) before taxes and minority interest	**104.2**	**16.8**	**(5.7)**	**42.2**	**8.3**	**(18.8)**	**147.0**
Interest expense	26.4	16.2	17.9	17.9	4.6	0.4	83.4
Interest income	(1.9)	0.1	-	(0.2)	(0.3)	(1.3)	(3.6)
Depreciation and amortization	33.2	33.2	26.3	23.8	5.7	3.4	125.6
Restructuring charges, net	0.2	1.6	-	0.5	-	-	2.3
Systems/organization establishment expenses	0.8	2.2	-	0.2	0.2	-	3.4
Cancelled acquisition and disposal costs	-	-	-	-	0.3	0.4	0.7
Inventory write-up reversal	0.5	-	-	-	-	-	0.5
Loss (Gain) on sale of assets and other	-	-	0.8	0.1	-	-	0.9
Foreign exchange loss (gain), net	(0.3)	(0.2)	-	(1.1)	-	(12.7)	(14.3)
Other	(0.5)	0.4	-	-	-	0.9	0.8
Adjusted EBITDA	**$162.6**	**$70.3**	**$39.3**	**$83.4**	**$18.8**	**$(27.7)**	**$346.7**

First Half 2007	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and Others	Consolidated
Income (loss) before taxes and minority interest	**90.7**	**43.8**	**6.1**	**23.9**	**6.0**	**(76.2)**	**94.3**
Interest expense	19.0	6.2	15.9	16.6	4.7	39.3	101.7
Interest income	(1.7)	(0.5)	(0.1)	-	(0.2)	(5.9)	(8.4)
Depreciation and amortization	26.4	25.5	20.8	19.7	5.5	2.6	100.5
Restructuring charges, net	0.5	0.3	-	0.7	-	4.5	6.0
Systems/organization establishment expenses	(0.4)	0.5	-	0.6	0.5	-	1.2
Cancelled acquisition and disposal costs	0.1	-	0.7	-	-	-	0.8
Inventory write-up reversal	-	-	-	0.1	-	-	0.1
Loss on early extinguishment of debt	-	1.9	-	-	1.1	16.1	19.1
Refinancing expenses	-	-	-	-	-	0.9	0.9
Loss (Gain) on sale of assets and other	-	0.1	-	-	-	(5.3)	(5.2)
Foreign exchange loss (gain), net	0.3	-	-	(0.1)	-	(3.7)	(3.5)
Other	(0.3)	0.3	-	-	-	-	-
Adjusted EBITDA	**$134.6**	**$78.1**	**$43.4**	**$61.5**	**$17.6**	**$(27.7)**	**$307.5**

07/30/2008

34

07/30/2008 35 Constant Currency Effect on Results – Second Quarter Constant Currency Basis ($M) Total Change in $ Total Change in % Constant Currency Effect in $ Net Change in $ Net Change in % Specialty Chemicals 64.6 23.8 31.3 33.3 12.3 Performance Additives 38.5 17.8 5.5 33.0 15.3 Titanium Dioxide Pigments 10.9 8.8 18.5 (7.6) (6.2) Advanced Ceramics 26.7 22.5 18.6 8.1 6.8 Specialty Compounds 2.4 3.4 0.9 1.5 2.1 Corporate and Other (0.3) (10.3) 0.4 (0.7) (24.1) Net Sales $142.8 17.8% $75.2 $67.6 8.4 % Specialty Chemicals 15.8 23.8 6.4 9.4 14.2 Performance Additives (6.4) (14.1) 1.2 (7.6) (16.7) Titanium Dioxide Pigments (5.6) (26.7) 2.1 (7.7) (36.7) Advanced Ceramics 12.2 37.3 6.4 5.8 17.7 Specialty Compounds 0.6 6.3 0.2 0.4 4.2 Corporate and Other 1.2 8.3 (0.4) 1.6 11.0 Adjusted EBITDA $17.8 11.1% $15.9 $1.9 1.2 % Change: Second Quarter 2008 versus 2007

07/30/2008 36 Constant Currency Effect on Results – First Half Constant Currency Basis ($M) Total Change in $ Total Change in % Constant Currency Effect in $ Net Change in $ Net Change in % Specialty Chemicals 108.4 20.1 59.0 49.4 9.2 Performance Additives 65.3 16.3 10.2 55.1 13.7 Titanium Dioxide Pigments 20.6 8.6 34.3 (13.7) (5.7) Advanced Ceramics 54.4 24.3 34.2 20.2 9.0 Specialty Compounds 1.8 1.3 2.3 (0.5) (0.4) Corporate and Other (1.4) (20.9) 0.7 (2.1) (31.3) Net Sales $249.1 16.1% $140.7 $108.4 7.0 % Specialty Chemicals 28.0 20.8 12.4 15.6 11.6 Performance Additives (7.8) (10.0) 2.0 (9.8) (12.5) Titanium Dioxide Pigments (4.1) (9.4) 5.1 (9.2) (21.2) Advanced Ceramics 21.9 35.6 11.3 10.6 17.2 Specialty Compounds 1.2 6.8 0.4 0.8 4.5 Corporate and Other - - (0.7) 0.7 2.5 Adjusted EBITDA $39.2 12.7% $30.5 $8.7 2.8 % Change: First Half 2008 versus 2007

07/30/2008 37 Tax Rate Reconciliation 2007 ($M) Income from cont. ops. before taxes and min. interest Income tax provision Income from cont. ops. before taxes and min. interest Income tax provision Income from cont. ops. before taxes and min. interest / Income tax provision - as reported $47.4 $20.9 $94.3 $41.7 Tax Rate % 44% 44% Mark-to-market of Swap Loss (Gain) (0.8) (0.3) 2.0 0.8 FX Loss (Gain) on financing activities (3.4) (1.0) (5.2) (1.8) Systems organization/establishment expenses 0.3 0.1 1.2 0.4 Restructuring 2.0 0.7 6.0 1.9 Refinancing expenses 0.9 0.4 Loss on early extinguishment of debt 19.1 6.9 19.1 6.9 Loss (Gain) on sale of assets and other (0.4) (0.1) (5.2) (1.8) All Other 0.9 0.3 0.9 0.3 Income from cont. ops. before taxes and min. interest / Income tax provision - as adjusted $65.1 $27.5 $114.0 $48.8 Tax Rate % 42% 43% Second Quarter 2007 First Half 2007

07/30/2008 38 Earnings Per Share - Second Quarter – Continuing Operations Net Income ($M) Diluted EPS 2 Net Income ($M) Diluted EPS 2 Net Income / EPS - as reported $78.0 $1.01 $24.2 $0.32 Non-recurring items (net of tax): Mark-to-market of Swap Loss (Gain) (34.1) (0.44) (0.5) (0.01) FX Loss (Gain) on financing activities 3.1 0.04 (2.4) (0.03) Systems organization/establishment expenses 1.9 0.02 0.2 0.00 Restructuring 1.1 0.02 1.3 0.01 Loss (Gain) on sale of assets and other 0.6 0.01 (0.3) (0.00) Loss on early extinguishment of debt 1 0.0 0.00 12.2 0.16 Cancelled acquisition and disposal costs 0.0 0.00 0.4 0.01 Other miscellaneous one-time charges 1.7 0.02 0.2 0.00 Net Income / EPS - as adjusted $52.3 $0.68 $35.3 $0.46 1 Consists of redemption premium and write-off of deferred financing costs associated with the redemption of the 2011 Notes in May 2007. 2 Based on the share count of 77,019 for the second quarter 2008 and 76,371 for the second quarter 2007. Second Quarter 2008 Second Quarter 2007

07/30/2008 39 Earnings Per Share – First Half – Continuing Operations Net Income ($M) Diluted EPS 3 Net Income ($M) Diluted EPS 3 Net Income / EPS - as reported $105.7 $1.38 $49.2 $0.65 Non-recurring items (net of tax): Mark-to-market of Swap Loss (Gain) (4.0) (0.05) 1.2 0.01 FX Loss (Gain) on financing activities (12.3) (0.16) (2.3) (0.03) Systems organization/establishment expenses 2.9 0.04 0.8 0.01 Restructuring 1.8 0.02 4.1 0.05 Loss (Gain) on sale of assets 1 0.7 0.01 (3.4) (0.04) Inventory write-up reversal 0.4 0.00 0.1 0.00 Loss on early extinguishment of debt 2 0.0 0.00 12.2 0.16 Cancelled acquisition and disposal costs 0.0 0.00 0.5 0.01 Refinancing expenses 0.0 0.00 0.5 0.01 Other miscellaneous one-time charges 1.5 0.02 0.0 0.00 Net Income / EPS - as adjusted $96.7 $1.26 $62.9 $0.83 1 Gain in 2007 mainly related to the sale of Wafer Reclaim US business. 2 Consists of redemption premium and write-off of deferred financing costs associated with the redemption of the 2011 Notes in May 2007. 3 Based on the share count of 76,870 for the first half 2008 and 76,150 for the first half 2007. First Half 2008 First Half 2007

07/30/2008 40 Reconciliation of Net Cash to Adjusted EBITDA Second Quarter First Half ($M) 2008 2008 Net cash provided by operating activities $96.5 $123.7 Changes in assets and liabilities, net of the effect of foreign currency translation and acquisitions 24.6 113.1 Current portion of income tax provision 11.7 24.0 Interest expense, net, excluding amortization of deferred financing costs and unrealized losses/gains on derivatives 39.9 78.3 Restructuring and related charges 1.5 2.3 Systems/organization establishment expenses 2.2 3.4 Cancelled acquisition and disposal costs 0.7 0.7 Inventory write-up reversal 0.1 0.5 Bad debt provision (0.7) (1.0) Loss on sale of assets and other 0.8 0.9 Other 1.0 0.8 Total Adjusted EBITDA $178.3 $346.7